UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2014

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440–808–9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐    Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐    Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On December 16, 2014, TravelCenters of America LLC, or the Company, completed the issuance and sale of $120 million aggregate principal amount of 8.00% Senior Notes due 2029 of the Company, or the Notes, in an underwritten public offering.  In connection with the closing of this offering, on December 16, 2014, the Company entered into the Second Supplemental Indenture to the Indenture dated January 15, 2013, with U.S. Bank National Association, as trustee, for the issuance of the Notes.  The Notes are the Company’s senior unsecured obligations and have no financial covenants.  The Notes bear interest at 8.00% per annum, payable quarterly in arrears on February 28, May 31, August 31 and November 30 of each year, beginning on February 28, 2015.  The Notes will mature (unless previously redeemed) on December 15, 2029.  The Company may, at its option, at any time on or after December 15, 2017, redeem some or all of the Notes by paying 100% of the principal amount of the Notes to be redeemed plus accrued but unpaid interest, if any, to, but not including, the redemption date.

The Indenture does not contain any limit on the amount of indebtedness the Company may incur.  The Company may issue additional debt from time to time, including additional Notes or other debt pursuant to the Indenture.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Second Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Second Supplemental Indenture and form of Note, which are filed as Exhibit 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

4.1                               Second Supplemental Indenture by and between TravelCenters of America LLC and U.S. Bank National Association, as trustee, dated as of December 16, 2014 (Incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A (File No. 001-33274) filed December 16, 2014)

4.2                               Form of 8.00% Senior Notes due 2029 (Contained in Exhibit 4.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Date: December 16, 2014

EXHIBIT INDEX

Exhibit	Description

4.1

Second Supplemental Indenture by and between TravelCenters of America LLC and U.S. Bank National Association, as trustee, dated as of December 16, 2014 (Incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A (File No. 001-33274) filed December 16, 2014)

4.2	Form of 8.00% Senior Notes due 2029 (Contained in Exhibit 4.2)